SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 03/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4

                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4



                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1997-C4
                                  (Registrant)

Date:  03/25/97

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee

J.P. Morgan Commercial Mortgage Finance Corp.
Commercial Mortgage Pass-Through Certificates
Series 1997-C4
B224

Report to Certificateholders     Payment Date: March 25, 1997

                                                                         Ending
          Certificate     Interest        Principal       Interest       Balance
Class     Rate            Type            Distribution    Distribution   Factor
Regular
A1        6.9390%         Fixed            10.40165       5.78250        0.98960
A2        7.3230%         Fixed            0.00000        6.10250        1.00000
A3        7.5350%         Fixed            0.00000        6.27917        1.00000
B         7.4725%         Variable         0.00000        6.22708        1.00000
C         7.5705%         Variable         0.00000        6.30875        1.00000
D         7.6285%         Variable         0.00000        6.35708        1.00000
E         7.9715%         Variable         0.00000        6.64292        1.00000
X*        1.3467%         Variable         0.00000        1.12226        0.99898
F         7.3800%         Fixed            0.00000        6.15000        1.00000
G         7.3800%         Fixed            0.00000        6.15000        1.00000
NR        7.3800%         Fixed            0.00000        6.15000        1.00000
R-I       0.0000%         N/A              0.00000        0.00000        0.00000
R-II      0.0000%         N/A              0.00000        0.00000        0.00000
R-III     0.0000%         N/A              0.00000        0.00000        0.00000

* Notional Class



          Principal       Principal    Interest        Interest     Total
Class     Payable         Adjustments  Payable         Adjustments  Payable
Regular
A1        416,066.18      0.00         231,300.00      0.00         647,366.18
A2        0.00            0.00         611,006.71      0.00         611,006.71
A3        0.00            0.00         870,662.97      0.00         870,662.97
B         0.00            0.00         152,059.15      0.00         152,059.15
C         0.00            0.00         141,215.06      0.00         141,215.06
D         0.00            0.00         129,360.29      0.00         129,360.29
E         0.00            0.00         40,548.36       0.00         40,548.36
X         0.00            0.00         456,745.33      0.00         456,745.33
F         0.00            0.00         162,692.10      0.00         162,692.10
G         0.00            0.00         100,115.85      0.00         100,115.85
NR        0.00            0.00         75,112.12       0.00         75,112.12
R-I       0.00            0.00         0.00            0.00         0.00
R-II      0.00            0.00         0.00            0.00         0.00
R-III     0.00            0.00         0.00            0.00         0.00
          0.00            0.00         0.00            0.00         0.00
Total     416,066.18      0.00         2,970,817.94    0.00         3,386,884.12



                                      Current         Cum Outstanding
Principal Advances                    10,601.36       10,601.36
Interest Advances                     51,910.67       51,910.67
Total Advances                        62,512.03       62,512.03

Servicing Advances                    0.00            0.00

Current Interest on Advances                          0.00
Cumulative Interest on Advances                       0.00

Primary Servicing Fee                                 21,756.54
Master Servicing Fee                                  8,299.76
Special Servicing Fee                                 0.00




          Beginning      Principal       Realized       Principal     Net Principal   Ending
Class     Balance        Payable         Loss/CVA       Adjustment    Payments        Balance
A1        40,000,000.00  416,066.18      0.00           0.00          416,066.18      39,583,933.82
A2        100,124,000.00 0.00            0.00           0.00          0.00            100,124,000.00
A3        138,659,000.00 0.00            0.00           0.00          0.00            138,659,000.00
B         24,419,000.00  0.00            0.00           0.00          0.00            24,419,000.00
C         22,384,000.00  0.00            0.00           0.00          0.00            22,384,000.00
D         20,349,000.00  0.00            0.00           0.00          0.00            20,349,000.00
E         6,104,000.00   0.00            0.00           0.00          0.00            6,104,000.00
X         406,985,353.00 0.00            0.00           0.00          0.00            406,985,353.00
F         26,454,000.00  0.00            0.00           0.00          0.00            26,454,000.00
G         16,279,000.00  0.00            0.00           0.00          0.00            16,279,000.00
NR        12,213,353.00  0.00            0.00           0.00          0.00            12,213,353.00
R-I       0.00           0.00            0.00           0.00          0.00            0.00
R-II      0.00           0.00            0.00           0.00          0.00            0.00
R-III     0.00           0.00            0.00           0.00          0.00            0.00
Total     406,985,353.00 416,066.18      0.00           0.00          416,066.18      406,569,286.82
* Notional Class


          Accrued        Prepayment      Interest       Cur Unpaid    Prior Unpaid    Net
Class     Interest       Premium         Shortfall      Interest      Int Recovbl     Interest
A1        231,300.00     0.00            0.00           0.00          0.00            231,300.00
A2        611,006.71     0.00            0.00           0.00          0.00            611,006.71
A3        870,662.97     0.00            0.00           0.00          0.00            870,662.97
B         152,059.15     0.00            0.00           0.00          0.00            152,059.15
C         141,215.06     0.00            0.00           0.00          0.00            141,215.06
D         129,360.29     0.00            0.00           0.00          0.00            129,360.29
E         40,548.36      0.00            0.00           0.00          0.00            40,548.36
X*        456,745.33     0.00            0.00           0.00          0.00            456,745.33
F         162,692.10     0.00            0.00           0.00          0.00            162,692.10
G         100,115.85     0.00            0.00           0.00          0.00            100,115.85
NR        75,112.12      0.00            0.00           0.00          0.00            75,112.12
R-I       0.00           0.00            0.00           0.00          0.00            0.00
R-II      0.00           0.00            0.00           0.00          0.00            0.00
R-III     0.00           0.00            0.00           0.00          0.00            0.00
          0.00           0.00            0.00           0.00          0.00            0.00
Total     2,970,817.94   0.00            0.00           0.00          0.00            2,970,817.94
* Notional Class

